SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Investment Trust
(on behalf of Eaton Vance California Limited Maturity Municipal Income Fund)

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:
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Before investing in any Eaton Vance fund, prospective investors should consider carefully the fund's investment objective(s), risks, and charges and expenses. For open-end mutual funds, the fund's current prospectus contains this and other information about the fund. To obtain a fund prospectus or summary prospectus, if available, and the most recent annual and semiannual shareholder reports, contact your financial advisor or download a copy here. Read the prospectus carefully before you invest or send money. For closed-end funds, you should contact your financial advisor. To obtain the most recent annual and semi-annual shareholder report for a closed-end fund contact your financial advisor or download a copy here. Before purchasing any variable product, consider the objectives, risks, charges, and expenses associated with the underlying investment option(s) and those of the product itself.

For a prospectus containing this and other information, contact your investment or insurance professional. Read the prospectus carefully before investing.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

Eaton Vance does not provide tax or legal advice. Prospective investors should consult with a tax or legal advisor before making any investment decision.

The information on this Web site is for U.S. residents only and does not constitute an offer to sell, or a solicitation of an offer to purchase, securities in any jurisdiction to any person to whom it is not lawful to make such an offer.

©Eaton Vance Investment Managers. All rights reserved. Eaton Vance open-end mutual funds are offered through Eaton Vance Distributors, Inc. Two International Place, Boston, MA
02110.

Publication details: 2010-09-02 11:12
http://uat-individuals.eatonvance.com/proxy-vote.php

QUESTIONS AND ANSWERS Regarding the Proposed Merger of Eaton Vance California Limited Maturity Municipal Income Fund (the “Fund”) into Eaton Vance National Limited Maturity Municipal Income Fund

Answers to questions about the proposed merger should be reviewed along with the Fund’s proxy materials.

Q:	Why did I receive a Proxy Statement?

A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a merger of the Fund into Eaton Vance National Limited Maturity Municipal Income Fund. Fund
shareholders are being asked to consider the proposed merger and approve an Agreement and Plan of Reorganization at a special meeting scheduled to be held on Friday, October 15, 2010 at 3:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	How will the proposed merger affect me?

A:	The Fund and Eaton Vance National Limited Maturity Municipal Income Fund have substantially similar investment objectives and policies, with the exception of the Fund’s policies to avoid California state income taxes. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions other than those related to diversification. While the Eaton Vance National Limited Maturity Municipal Income Fund is a diversified fund and has an investment restriction to that effect, the Fund is a non-diversified fund. If the proposed merger is approved and completed, as a shareholder of the Fund, you will become a shareholder of the corresponding class of shares of Eaton Vance National Limited Maturity Municipal Income Fund. Please refer to the Proxy
Statement/Prospectus for a detailed explanation of the proposed merger and for a more complete description of Eaton
Vance National Limited Maturity Municipal Income Fund.

Q:	What are the potential benefits of the proposed merger?

A:	Shareholders of the Fund will benefit from the proposed merger because they will become shareholders of a larger, more diversified fund with a lower expense ratio and higher yield and distribution rate.

Q:	Who do I call with any questions?

A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call D.F. King &
Co., Inc., your Fund’s proxy solicitor, toll-free at 800-714-3305. Please have your proxy materials available when you call.

Q:	Why should I vote?

A:	Your vote is very important. We encourage you to return your vote as soon as possible. If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?

A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?

A:	Eaton Vance or its agents may contact shareholders directly. D.F. King & Co., Inc. is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus. Please read it carefully.

Download the transcript of Tom Faust’s discussion of the shareholder proxy vote.

[VIDEO Script]

The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation  of the fund.  As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy.  You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote.  All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.

[Eaton Vance Telephone Script for Automated Voicemail  The Importance of Voting Your Proxy]

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund.  As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.

Answering Machine Message

Hello. I’m calling regarding your investment in Eaton Vance [FUND NAME]. You should have recently received proxy materials in the mail concerning the Fund’s October 15, 2010 Special Meeting of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Touch-tone telephone voting is also available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call D.F. King, which is assisting your Fund, at 1-800-714-3305.

Thank you.

Telephone Script D. F. King & Co., Inc. Eaton Vance Municipal Funds

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the Eaton Vance [FUND NAME]. May I speak with Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR
FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of
Eaton Vance Management regarding your investment in the [FUND NAME].

Recently, you were mailed a proxy statement, along with a prospectus and proxy card to cast your vote at the upcoming Special Meeting of Shareholders to be held on October 15th. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIAL – Help the
shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Board of Trustees of the Fund is recommending a vote in favor of the proposal. Would you like to vote your shares as recommended by the Board of Trustees of the Fund in which you’ve invested?

Just to confirm, you have voted with the recommendation of the Board on the proposal. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the
Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END
CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES – Thank you. The Board of Trustees of the Fund is
recommending a vote in favor of the proposal. I’ve recorded your vote as recommended by the Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END
CALL.

IF STILL NO - Okay, I can still help. The Board of Trustees of the
Fund is recommending a vote in favor of the proposal. Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to
the recommendation of the Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record.
For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END
CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-714-3305 at anytime between 10:00
AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided or by touch-tone telephone by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.